March 22, 2000

              DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND
              SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                             DATED AUGUST 1, 1999


1. The following information replaces all contrary information contained in the sections of the Statement of Additional Information ("SAI") entitled "Description of the Fund", "Management of the Fund" and "Management Arrangements":

      Effective March 22, 2000, Dreyfus Service Corporation ("DSC") became the distributor to the Fund. DSC is located at 200 Park Avenue, New York, NY 10166.

2. The following information replaces the information contained in the section of the SAI entitled "Management of the Fund - Officers of the Fund":

Stephen E. Canter, President.   President, Chief Operating Officer, and Chief
      Investment Officer of the Manager, and an officer of other investment companies advised and administered by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 54 years old.

Charles Cardona, Executive Vice President. Executive Vice President of Dreyfus
      Service Corporation, a wholly-owned subsidiary of the Manager, President of Dreyfus Institutional Services Division, a division of Dreyfus Service Corporation, and an officer of other investment companies advised and administered by the Manager. He is 44 years old.

Mark N. Jacobs, Vice President.   Vice President, Secretary, and General
      Counsel to the Manager, and an officer of other investment companies advised and administered by the Manager. He is 53 years old.

Joseph Connolly, Vice President and Treasurer. Director - Mutual Fund Accounting of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 42 years old.

Steven F. Newman, Secretary.   Assistant Secretary and Associate General
      Counsel of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 50 years old.

Michael A. Rosenberg, Assistant Secretary.   Associate General Counsel of the
      Manager, and an officer of other investment companies advised and administered by the Manager. He is 40 years old.

Jeff Prusnofsky, Assistant Secretary.   Assistant General Counsel of the
      Manager, and an officer of other investment companies advised and administered by the Manager. He is 34 years old.

Michael Condon, Assistant Treasurer. Senior Treasury Manager of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 38 years old.

      The address of each Fund officer is 200 Park Avenue, New York, NY 10166.